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                                                                   EXHIBIT 10(i)

                  THIRD AMENDMENT TO REVOLVING LINE OF CREDIT
                     LOAN AGREEMENT AND SECURITY AGREEMENT

     This THIRD AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT ("Third Amendment") is made as of May 30, 2000, by and among The Netplex Group, Inc., Netplex Systems, Inc., America's Work Exchange, Inc., Software Resources of New Jersey, Inc., Onion Peel Solutions, L.L.C., The PSS Group, Inc., and ABS Acquisition, Inc., having an address at c/o The Netplex Group, Inc., 8260 Greensboro Drive, Suite 501, McLean, Virginia 22102 (collectively, the "Borrower") and First Union National Bank, a national banking
corporation, having an address at 1970 Chain Bridge Road, 5th   Floor, Special
Assets Division, McLean, VA 22102 (the "Lender").

                                   RECITALS

     1. The Borrower and the Lender entered into a Revolving Line of Credit Loan Agreement and Security Agreement, dated as of September 29, 1998.

     2. The Borrower and the Lender previously amended the Revolving Line of Credit Loan Agreement and Security Agreement by a First Amendment to Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 10, 1999, and a Second Amendment to Revolving Line of Credit Loan Agreement, dated as of May 11, 1999 (The Revolving Line of Credit Loan Agreement and Security Agreement, as so amended, is hereinafter called the "Loan Agreement").

     3. The parties desire further to amend the Loan Agreement for the following purposes: to reduce the maximum principal amount which may be outstanding under the Loan Agreement at any time, to amend the Borrower's covenant pertaining to Tangible Net Worth, to extend the Ending Date as defined in the Loan Agreement, and for certain other purposes hereinafter set forth.

     4. Capitalized terms used in this Third Amendment and not defined herein have the meanings ascribed to them in the Loan Agreement.

                                  AGREEMENTS

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. Commencing as of the date of this Third Amendment, the definition of "Maximum Revolving Commitment Amount" under the Loan Agreement is hereby modified to mean the lesser of Three Million and 00/100 Dollars ($3,000,000.00), or such lesser amount that Borrower may

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request as provided for in the Borrowing Base.

2. Commencing as of the date of this Third Amendment, the definition of "Revolving Loan" under the Loan Agreement is hereby modified to mean the Revolving Loan facility made available by Lender to Borrower in the maximum principal amount of Three Million and 00/100 Dollars ($3,000,000.00), evidenced by the Revolving Note.

3. The "Ending Date" as defined under the Loan Agreement is hereby modified to mean September 15, 2000.

4. Section 6.14 b. of the Loan Agreement, regarding the minimum Tangible Net Worth that the Borrower shall maintain, is deleted in its entirety and replaced with the following:

     "a.  Tangible Net Worth.  A minimum Tangible Net Worth as follows:

          1.  $600,000, from the Closing Date through November 30, 1999; and

          2.  $900,000, from December 1, 1999, through March 30, 2000; and

          3.  $1,200,000, on March 31, 2000; and

          4.  beginning, April 1, 2000 and at all times thereafter, $6,000,000.

This change in the Tangible Net Worth covenant shall apply prospectively and retrospectively."

5. In addition to the field audits required under section 7.13 of the Loan Agreement, Lender shall have the right to perform field examinations at any time, in its sole discretion. Provided that no Event of Default has occurred and remains uncured at the time of a field examination, Borrower shall be responsible for payment, upon demand of Lender, of up to one (1) field examination conducted during each calendar year. Each field examination conducted after an Event of Default has occurred under the Loan Agreement and which remains uncured at the time of such field examination shall be at Borrower's sole expense.

6. A new section 6.11(k) is hereby added to the Loan Agreement, providing that Borrower shall furnish to Lender:

          "Refinancing Reports. On the first day of each month, a written report
           -------------------
     setting forth all actions taken by Borrower to secure financing in an amount and for the purpose of fully satisfying the Borrower's obligations under the Revolving Note, Loan Agreement and other Loan Documents and replacing the Revolving Loan facility made available by Lender to Borrower, the written reports to be in such detail as Lender may require in its sole discretion. In addition, unless previously delivered by Borrower to Lender, Borrower shall deliver with each report all written communications with brokers, lenders or other persons or entities with which Borrower is working to obtain such replacement financing. Furthermore, Borrower

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     shall communicate by telephone with Lender regarding refinance efforts between written reports, on or about the 15th of each month.

7. Section 7.4 of the Loan Agreement provides that Borrower shall not, unless Lender otherwise consents in writing:

          "Transfer of Assets.  Sell, lease, assign, pledge or otherwise dispose
           ------------------
     of any of its properties, stock in subsidiaries or assets (including without limitation, the Collateral), whether now owned or hereafter acquired, except in the ordinary course of business and for fair market value."

The Borrower sold ten percent (10%) of Borrower's stock in Software Resources of New Jersey, Inc., trading under the name of Contractor's Resources, to Mr. Louis
R. Rosenwein on or about October 15, 1999, in breach of Section 7.4 of the Loan Agreement. Lender hereby waives the covenant default arising as a result of the referenced sale of Borrower's stock to Mr. Louis R. Rosenwein, however, the waiver is a one time waiver, and Lender does not consent to any further transfer of Borrower's assets as set forth in Section 7.4 of the Loan Agreement.

8. The Borrower promises to pay the Lender, on demand, all costs and expenses incurred by the Lender in connection with the preparation, negotiation, execution, delivery and (if applicable) filing of this Third Amendment or other documents executed in connection with this Third Amendment.

9.   The Borrower warrants and represents to the Lender that:

     1. Borrower has the power and authority to enter into this Third Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents;

     2. This Third Amendment, together with all documents executed in connection herewith or pursuant hereto, shall constitute when executed the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

     All representations and warranties made in the Loan Agreement remain true and correct at the date hereof.

     3. Except as modified by this Third Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Documents, as so modified.

10.  RELEASE.  Borrower, each on behalf of himself, herself, or itself and each
     -------
of their respective agents, representatives, partners, directors, officers, attorneys, employees, managers, members, contractors, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns hereby releases and forever discharges Lender and its agents, representatives, partners,

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directors, officers, attorneys, employees, contractors,  affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, obligations, debts, liabilities, suits, actions, and causes of action of any kind, nature or description whatsoever, whether or not now known, that Borrower has, ever had or claimed to have had or hereafter may have against Lender pertaining to or arising out of the Loan Documents or any events or circumstances occurring or existing prior to the date of this Agreement.

11.  ARBITRATION.  ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO,
     -----------
INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER EXECUTED, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, ANY COUNTER CLAIM, ANY CROSS-CLAIM AND ANY CLAIM BROUGHT AS A CLASS ACTION, DISPUTES AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, AND CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL APPLICABLE STATUTES OF LIMITATION SHALL APPLY TO THE DISPUTE. THE PARTIES DO NOT WAIVE APPLICABLE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF SAID RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. THE PANEL FROM WHICH ALL ARBITRATORS ARE SELECTED SHALL CONSIST OF LICENSED ATTORNEYS, AND THE SINGLE ARBITRATOR SELECTED FOR AN EXPEDITED PROCEDURE SHALL BE A RETIRED JUDGE FROM THE HIGHEST COURT OF GENERAL JURISDICTION, STATE OR FEDERAL, OF THE STATE IN WHICH THE HEARING WILL BE CONDUCTED. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITATIONS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS. THE PARTIES FURTHER AGREE THAT THEY WILL FAITHFULLY OBSERVE THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND THAT THEY WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATORS AND THAT A JUDGMENT OF THE COURT HAVING JURISDICTION MAY BE ENTERED UPON THE AWARD. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY WAIVERS CONTAINED IN THIS INSTRUMENT OR ANY OF THE LOAN DOCUMENTS; OR (II) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, PEACEFUL POSSESSION OF PERSONAL PROPERTY; OR (B) TO FORECLOSE AGAINST ANY REAL

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OR PERSONAL PROPERTY COLLATERAL; OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR
ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, FILING OF AN INVOLUNTARY BANKRUPTCY PROCEEDING, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER; OR (D) WHEN APPLICABLE, TO OBTAIN A JUDGMENT PURSUANT TO A CONFESSION OF JUDGMENT PROVISION. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES OR CONFESS JUDGMENT BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. BORROWER AND LENDER AGREE THAT NEITHER OF THEM SHALL HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES IN ANY SUCH CLAIM OR CONTROVERSY AGAINST THE OTHER, AND EACH OF THEM HEREBY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH CLAIM OR CONTROVERSY, WHETHER RESOLVED BY ARBITRATION OR JUDICIALLY.


IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment as of the day and year first hereinabove set forth.


BORROWER:

THE NETPLEX GROUP, INC.


By: /s/ Gene F. Zaino CEO
   -----------------------
Name: Gene F. Zaino
Title: President


NETPLEX SYSTEMS, INC.


By: /s/ Gene F. Zaino CEO
   -----------------------
Name: Gene F. Zaino
Title: President



AMERICA'S WORK EXCHANGE, INC.

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By: /s/ Gene F. Zaino CEO
   -----------------------
Name: Gene F. Zaino
Title: President


SOFTWARE RESOURCES OF NEW JERSEY, INC.

By: /s/ Gene F. Zaino CEO
   -----------------------
Name: Gene F. Zaino
Title: Chairman


ONION PEEL SOLUTIONS LLC

By:  /s/ Gene F. Zaino
   -----------------------
Name: Gene F. Zaino
Title: Manager


THE PSS GROUP, INC.

By: /s/ Gene F. Zaino CEO
   -----------------------
Name: Gene F. Zaino
Title: President


ABS ACQUISITION, INC.

By: /s/ Gene F. Zaino CEO
   -----------------------
Name: Gene F. Zaino
Title: Chairman



LENDER:

FIRST UNION NATIONAL BANK

By: /s/ J. David Linthicum
   -----------------------
Name: J. David Linthicum
Title: Vice President

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